UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2011

RADIANT LOGISTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004-6475
(Address of Principal Executive Offices) (Zip Code)

(800) 843-4784
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. For the purposes of such forward-looking statements, we have assumed, among other things:  that we will complete the expected acquisition of DBA Distribution Services, Inc. (“DBA”) in the manner described by us below and in accordance with the Agreement and Plan of Merger attached as an Exhibit to this report; that we will be able to maintain the future operations of DBA in a manner consistent with its past practices; that following the acquisition, DBA will be able to maintain and grow its revenues and operating margins in a manner consistent with its most recent results of operations; and that over time we will be able  to integrate the operations of DBA with our existing operations, as well as our ability to realize expected financial and operational cost and revenue synergies through such integration. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, any discrepancies between the unaudited results of operations of DBA provided to us in the acquisition process, upon which we have relied, and future audited results of operations for the same period, our reliance on the acquired DBA management team and the continued customer relationships provided by DBA’s combination of company and independent agency locations, the effect that the acquisition will have on DBA’s existing customers, agents and employees, any material adverse change in the composition of DBA customers or agency locations, as well as those risk factors disclosed in Item 1A of our Report on Form 10-K for the year ended June 30, 2010 (as such factors apply to us and can be applied to DBA) and other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiantdelivers.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Agreement

On March 29, 2011, Radiant Logistics, Inc. (the “Company”, “we” or “us”) entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which we agreed to acquire DBA Distribution Services, Inc. (“DBA”), a privately-held New Jersey corporation in a transaction valued at $12.0 million.  DBA operates under the trade name “Distribution by Air” and provides a full range of domestic and international transportation and logistics services across North America. The shares of DBA will be acquired by us via a merger transaction pursuant to which DBA will be merged into a newly-formed subsidiary of ours.  The merger will occur in an arm’s-length transaction as no material relationship otherwise existed between us or any of the DBA shareholders, officers or directors prior to the transaction.

The $12.0 million transaction will consist of cash of $5.4 million to be paid at closing, $4.8 million in seller notes payable over the next three years and $1.8 million in connection with the achievement of certain integration milestones, to be paid within 180 days after the milestones have been achieved, however, no later than the 18th month anniversary of the closing.  The Company may, at its sole option, on or before the three month anniversary of the closing, elect to satisfy up to $2.4 million of the seller notes through the issuance of the Company's common stock to be valued based upon a 30-day volume weighted average price to be calculated preceding the delivery of the shares.  The seller notes may be subject to acceleration upon occurrence of a “Corporate Transaction” (as defined in the Form of Note), which includes a future sale of DBA or Radiant, or certain changes in corporate control. The cash component of the transaction was financed through a combination of our existing funds and funds available under an existing revolving credit facility provided by Bank of America, N.A.

The transaction is expected to close in our fourth fiscal quarter ending June 30, 2011, pending the satisfaction of certain standard and customary closing conditions.  The Merger Agreement contains standard and customary representations, warranties and covenants, and provides that each of Radiant and the DBA Shareholders will indemnify each other for certain losses, subject to certain time and dollar limits.

Founded in 1981, Distribution By Air services a diversified account base including manufacturers, distributors and retailers through a combination of company owned logistics centers located in Somerset, New Jersey and Los Angeles, California and twenty four agency offices across North America. Based on historic financial statements provided by its management, Distribution  By Air generated approximately $91.6 Million in revenues for the twelve months ended August 31, 2010. Distribution By Air will operate as our wholly-owned subsidiary once the acquisition is completed.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger which is filed as Exhibit 2.1 to this Report and the other Exhibits to this Report.

On March 29, 2011, we issued a press release announcing the agreement to acquire DBA. A copy of the press release is attached as an exhibit to this Report.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

Upon completion of the transaction, as described in Item 1.01, DBA is expected to continue to retain the services of Paul Pollara, as Vice President of Operations – Western Region, and James Eagen as Vice President of Operations – Eastern Region.  Messrs. Pollara and Eagen have served as executive officers and founders of DBA since its inception in 1981.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Form of Amended Employment Agreements between DBA and Messrs. Pollara and Eagen, and other agreements with Messrs. Pollara and Eagen, which are filed as Exhibits to this Report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
2.1	Agreement and Plan of Merger by and among Radiant Logistics, Inc., and DBA Acquisition Corp. and the Principal Shareholders of DBA Distribution Services, Inc., and EBCP I, LLC, as Shareholders' Agent.

2.2	Form of Promissory Note (to be delivered to the Shareholders' Agent on behalf of the DBA Shareholders).

10.1	Employment Agreement between Paul Pollara and DBA Distribution Services, Inc. dated June 30, 2008.

10.2	Form of Amendment No. 1 to Employment Agreement between Paul Pollara and DBA Distribution Services, Inc.

10.3	Employment Agreement between James Eagen and DBA Distribution Services, Inc. dated June 30, 2008.

10.4	Form of Amendment No. 1 to Employment Agreement between James Eagen and DBA Distribution Services, Inc.

10.5	Non-Competition, Non-Solicitation and No-Hire Agreement between DBA Distribution Services, Inc. and Paul Pollara dated June 30, 2008.

10.6	Non-Competition, Non-Solicitation and No-Hire Agreement between DBA Distribution Services, Inc. and James Eagen dated June 30, 2008.

99.1	Press Release of Radiant Logistics, Inc. dated March 29, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: March 31, 2011	By: /s/ Bohn H. Crain
Bohn Crain Chairman and Chief Executive Officer